EXHIBIT 32.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                             AMERICAN TELSTAR, INC.
                       PURSUANT TO 18 U.S.D. SECTION 1350



In connection with the Quarterly Report of American Telstar, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Calello, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Charles Calello
-------------------
Charles Calello
President, Chief Executive Officer
June 19, 2007